Summary Prospectus and Statutory Prospectus Supplement dated December 9, 2021
The purpose of this supplement is to provide you with changes to the current Summary and Statutory Prospectuses for the Fund listed below:
Invesco Global Growth Fund
This supplement amends the Summary and Statutory Prospectuses of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The following information replaces in its entirety the information in the table appearing under the heading “Management of the Fund” in the prospectuses:
Portfolio Manager	Title	Length of Service on the Fund
John Delano, CFA	Portfolio Manager	2021

The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:
Portfolio Manager
The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio:
▪
John Delano, CFA, Portfolio Manager, who has been responsible for the Fund since 2021 and has been associated with Invesco and/or its affiliates since 2019. From 2007 to 2019, Mr. Delano was associated with OppenheimerFunds, a global asset management firm.
More information on the portfolio manager may be found at www.invesco.com/us. The website is not part of this prospectus.
The Fund’s SAI provides additional information about the portfolio manager’s investments in the Fund, a description of the compensation structure and information regarding other accounts managed.
GLG-SUMSTATSAI-SUP 120921